UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2026
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (215) 795-7900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SND	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Smart Sand, Inc. 2026 Equity Incentive Plan

On June 2, 2026, the stockholders of Smart Sand, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Smart Sand, Inc. 2026 Equity Incentive Plan (the “2026 Plan”) at the 2026 annual meeting of stockholders (the “Annual Meeting”), which 2026 Plan replaced the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan, as amended (the “2016 Plan”). The Board previously approved the 2026 Plan on April 17, 2026, subject to approval by the Company’s stockholders.

The 2026 Plan became effective immediately upon approval by the Company’s stockholders and will expire on June 1, 2036, unless terminated earlier by the Board. The 2026 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board, or a committee thereof, may select 2026 Plan participants and determine the nature and amount of awards to be granted.

Subject to adjustment as provided in the 2026 Plan, the maximum number of shares of Company common stock available for issuance under the 2026 Plan is (i) 2,400,000 shares of Company common stock; plus (ii) the number of shares of Company common stock remaining available for issuance under the 2016 Plan but not subject to outstanding awards under the 2016 Plan as of June 2, 2026; plus (iii) the number of additional shares of Company common stock subject to awards outstanding under the 2016 Plan as of June 2, 2026 but only to the extent that such outstanding awards are (A) forfeited, (B) cancelled, (C) expire or (D) otherwise terminate without the issuance of such shares of common stock after June 2, 2026; plus (iv) any shares underlying such awards which are withheld to satisfy tax withholding obligations on restricted stock awards outstanding under the 2016 Plan.

Smart Sand, Inc. 2026 Employee Stock Purchase Plan

On June 2, 2026, the stockholders of the Company also, upon recommendation of the Board, approved the Smart Sand, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. The Board previously approved the ESPP on April 17, 2026, subject to approval by the Company’s stockholders.

The ESPP became effective immediately upon approval by the Company’s stockholders and will expire on June 1, 2036, unless terminated earlier by the Board. The ESPP permits eligible employees to purchase Company common stock through contributions in the form of payroll deductions in an amount from one percent to twenty percent of the compensation which the participant receives each pay day during the offering period. Options to purchase shares will be offered to participants under the ESPP through a continuous series of offerings, each continuing for six months and each of which will commence on January 1 and July 1 of each year and will terminate on June 30 and December of such year, respectively. On the enrollment date of each offering period, each participant in such offering period will be granted an option to purchase on the exercise date (the last day of the offering period) with respect to such offering period (at the applicable purchase price) up to a number of shares determined by dividing such participant’s payroll deductions accumulated prior to such exercise date and retained in the participant’s account as of the exercise date by the applicable purchase price, subject to the limitations set forth in the ESPP. The purchase price of the shares will be eighty-five percent of the fair market value of one share on the enrollment date or on the exercise date, whichever is lower, but shall not be less than the par value of one share. The total number of shares of Company common stock reserved for issuance under the ESPP is 3,000,000, subject to adjustment as provided in the ESPP.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the text of the 2026 Plan and ESPP, respectively, which are filed as Exhibit 10.1 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference. More detailed summaries of the 2026 Plan and ESPP can be found in “Proposal No. 4: Approval of Smart Sand, Inc. 2026 Equity Incentive Plan” and “Proposal No. 5: Approval of Smart Sand, Inc. 2026 Employee Stock Purchase Plan,” respectively, in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2026 (the “2026 Proxy Statement”), which descriptions are incorporated by reference herein.

Additionally, the Board approved forms of award agreements for use in granting time vested, performance adjusted, and performance adjusted and time vested restricted stock awards under the 2026 Plan. These forms are filed as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.
On June 2, 2026, the Company held its Annual Meeting. As of the record date for the Annual Meeting, 42,985,681 shares of common stock were outstanding, each entitled to one vote per share. At the Annual Meeting, the Company’s stockholders were requested to: (i) elect two Class I members of the Company’s board of directors to serve until the Company’s 2029 annual meeting of stockholders; (ii)

ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2025; (iv) approve the 2026 Plan; and (v) approve the ESPP. Each of the foregoing proposals is more fully described in the Company’s definitive proxy statement, which was filed with the SEC on April 22, 2026.

1.    The stockholders elected Sharon Spurlin and Timothy J. Pawlenty to serve as Class I members of the Company’s board of directors for a three-year term. The results of the voting are as follows:

Name	For	Withheld	Broker Non-Votes
Sharon Spurlin	24,307,260	1,195,670	7,477,825
Timothy J. Pawlenty	19,850,422	5,652,508	7,477,825

2.     The stockholders also approved the proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results for this proposal were 32,849,141 shares for, 14,720 shares against, and 116,894 shares abstained.

3.    The stockholders also approved, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2025. The voting results for this proposal were 24,346,879 shares for, 1,061,089 shares against, 94,962 shares abstained and 7,477,825 shares were broker non-votes.

4.    The stockholders also approved the 2026 Plan. The voting results for this proposal were 20,547,767 shares for, 4,849,543 shares against, 105,620 shares abstained and 7,477,825 shares were broker non-votes.

5.    The stockholders also approved the ESPP. The voting results for this proposal were 25,324,782 shares for, 86,202 shares against, 92,128 shares abstained and 7,477,825 shares were broker non-votes.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1†	Smart Sand, Inc. 2026 Equity Incentive Plan
10.2†	Form of Time-Based Vesting Restricted Stock Award and Restrictive Covenant Agreement under Smart Sand, Inc. 2026 Equity Incentive Plan
10.3†	Form of Performance-Based Vesting Restricted Stock Award and Restrictive Covenant Agreement under Smart Sand, Inc. 2026 Equity Incentive Plan
10.4†	Form of Time-Based and Performance-Based Vesting Restricted Stock Award and Restrictive Covenant Agreement under Smart Sand, Inc. 2026 Equity Incentive Plan
10.5†	Smart Sand, Inc. 2026 Employee Stock Purchase Plan
†Compensatory plan, contract or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	6/8/2026	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer